EXHIBIT 10.18

PRIMEDEX HEALTH SYSTEMS, INC.

INCENTIVE STOCK OPTION PLAN

(AS AMENDED)

I.    PURPOSES

Primedex Health Systems, Inc. (the “Company”) desires to afford certain of its key employees and key employees of any subsidiary corporation or parent corporation now existing or hereafter formed or acquired who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such key employees an increased interest in and a greater concern for the welfare of the Company.

The stock options (“Options”) offered pursuant to this Incentive Stock Option Plan (the “Plan”) are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee.

The Company, by means of the Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

The options granted under the Plan are intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as it may from time to time be amended (the “Code”), but the Company makes no warranty as to the qualification of any Option as an incentive stock option.

II.    SHARES SUBJECT TO THE PLAN

The total number of shares of common stock of the Company which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed, in the aggregate, 2,000,000 shares of the authorized common stock of the Company as of the effective date (the “Common, Stock”). The term “Common Stock” shall include any securities, cash or other property into which Shares may be changed through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off; combination of shares, exchange of shares, issuance of rights to subscribe or change in capital structure.

Common Stock which may be acquired under the Plan may be either authorized but unissued Common Stock, Common Stock previously issued and held in the Company’s treasury, or both, at the discretion of the Company. If and to the extent that Options granted under the Plan expire or terminate without having been exercised, new options may be granted with respect to the Common Stock covered by such expired or terminated options, provided that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

Except as provided in Article XX, the Company may, from time to time during the period beginning May 20, 1992 (the “Effective Date”) and ending May 19, 2002 (the “Termination Date”), grant to certain key employees of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options under the terms hereinafter set forth.

As used in the Plan, the terms “subsidiary corporation” and “parent corporation” shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.

III.    ADMINISTRATION

The board of directors of the Company (the “Board of Directors”) shall designate an option committee (the “Committee”), which shall consist of no fewer than two members of the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the employees to whom Options shall be granted, the time when such options shall be granted to employees, the number of shares of Common Stock which shall be subject to each Option, the purchase price of each share of Common Stock which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions thereof. In determining the employees to whom options shall be granted and the number of shares of Common Stock for which Options shall be granted to each employee, the Committee shall consider the length of service, the amount of earnings, and the responsibilities and duties of such employee; provided, however, that no employee shall be entitled to exercise options in any calendar year to purchase shares of Common Stock in the Company or in any subsidiary corporation or parent corporation of the Company which exceed the maximum allotment prescribed in Article V.

Subject to the express provisions of the Plan, the Committee also shall have authority to construe the Plan and Options granted thereunder, to amend the Plan and Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. The Committee also shall have the authority to require, in its discretion, that the employee agree, promptly after the grant of an Option, not to sell or otherwise dispose of the Common Stock acquired pursuant to the exercise of an option granted under the Plan for a period of six (6) months following the date of acquisition. The determination of the Committee on matters referred to in this Article III shall be conclusive.

Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors or by an executive committee thereof.

The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board of Directors or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the

Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

IV.    ELIGIBILITY

Options may be granted only to salaried key employees of the Company or of any subsidiary corporation or parent corporation of the Company, except as hereinafter provided, including members of the Committee, and shall not be granted to any officer or director who is not also a salaried key employee. Any person who shall have retired from active employment by the Company, although such person shall have entered into a consulting contract with the Company, shall not be eligible to receive an Option.

An option shall not be granted to any person who, at the time such Option is granted, owns Common Stock of the Company or any subsidiary corporation or parent corporation of the Company which possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, unless (i) the exercise price per share is not less than one hundred ten percent (110%) of the fair market value, per share on the date such Option is granted and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date such Option is granted. In determining share ownership of an employee, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by the employee and believed by it to be true.

V.    MAXIMUM EXERCISE OF OPTIONS

No employee shall be entitled to exercise Options for the first time in any calendar year to purchase stock in the Company or in any subsidiary corporation or parent corporation of the Company or in any combination thereof, which stock, in the aggregate, has a fair market value in excess of $100,000. For the purpose of this limitation, the fair market value of stock subject to an Option shall be determined as of the time such Option is granted.

VI.    OPTION PRICE AND PAYMENT

The price for each share of Common Stock purchasable under any Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine; provided, however, that such price shall not be less than one hundred percent (100%) of the fair market value per share of Common Stock at the date the Option is granted; and, provided further, however, that in the case of an Option granted to a person who at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation which possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation, the purchase price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred and ten percent (110%) of the fair market value per share at the date the Option is granted.

If the Common Stock is listed on a national securities exchange in the United States on the date any Option is granted, the fair market value per share of Common Stock shall be deemed to be the closing quotation at which the Common Stock is sold on such national securities exchange on the date such Option is granted. If the Common Stock is listed on a national securities exchange in the United States on such date but the Common Stock is not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per share of Common Stock shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Common Stock is traded. If the Common Stock is listed on more than one national securities exchange in the United States on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per share of Common Stock.

If at the date any Option is granted a public market exists for the Common Stock but the Common Stock is not listed on a national securities exchange in the United States, the fair market value per share of Common Stock shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Common Stock in the United States on the date such Option is granted. If there are no bid and asked quotations for the Common Stock on such date, the fair market value per share of Common Stock shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market in the United States for the Common Stock on the closest date, preceding the date such option is granted, for which such quotations are available.

The Company shall cause such stock certificates to be issued only when it shall have received the full purchase price for the Common Stock in cash, by certified check or bank draft.

VII.    USE OF PROCEEDS

The cash proceeds of the sale of Common Stock subject to the Options granted hereunder are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

VIII.    TERM OF OPTIONS AND LIMITATIONS ON, THE RIGHT OF EXERCISE

A holder of an Option may exercise such Option only after he has been an employee of the Company, a subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired for a period of at least one (1) year from the date of grant the “minimum employment requirement” and, unless a greater percentage is specified in the instrument evidencing the Option and except as otherwise provided below, he may exercise such Option with respect to no more than twenty percent (20%) of the aggregate number of share of Common Stock subject to the Option during the first year of the Option in which the minimum employment requirement hereunder is satisfied, and no more than an additional twenty percent (20%) of the aggregate number of shares of Common Stock subject to the Option during each of the succeeding four years of the Option.

If, in any year of the Option, such Option shall not be exercised for the total number of shares of Common Stock available for purchase during that year, the Option shall not thereby terminate as to such unexercised portion, but shall be cumulative. As used herein, the term “year of the Option” shall mean a one (1) year period commencing with the date of the granting of such Option.

Subject to the provisions of Article IV, any Option granted hereunder shall be exercisable during a period of not more than ten (10) years from the date of grant of such Option.

The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Committee shall have the right to use the Common Stock as to which such Option shall not have been exercised to grant one or more additional Options to any eligible employee, but any such grant of an additional Option shall be made prior to the close of business on the Termination Date.

In no event shall an Option granted hereunder be exercised for a fraction of a share.

IX.    EXERCISE OF OPTION

Options granted under the Plan shall be exercised by the Optionee as to all or part of the Common Stock covered thereby by the giving of written notice of the exercise thereof to the Secretary of the Company at the principal business office of the Company, specifying the number of shares of Common Stock to be purchased and accompanied by payment of the purchase price.

X.    NONTRANSFERABILITY OF OPTIONS

An Option granted hereunder shall not be transferable otherwise than by will or the laws of descent and distribution, and any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder.

XI.    TERMINATION OF EMPLOYMENT

Upon termination of employment of any employee with the Company and all subsidiary corporations and parent corporations, any option previously granted to the employee shall, to the extent not theretofore exercised, terminate and become null and void, except that:

(a) if the employee shall die, or become totally and permanently disabled (as described in Section 105 (d) (4) of the Code), while in the employ of such corporation at a time when such employee was entitled to exercise an Option as herein provided, in case of death the legal representative of such employee, or such person who acquired such Option by bequest or inheritance or by reason of death of the employee, or in the case of total and permanent disability the employee, may, not later than one (1) year from the date of death or total and permanent disability, exercise such Option in respect of any or all of the total number of shares of Common Stock as shall have been subject to such Option and as shall not have been previously purchased by or on behalf of the employee; and

(b) if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the employee’s retirement (at such age or upon such conditions as shall be specified by the Committee) or dismissal by the employer other than for cause (as defined below), and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted, to the extent of the number of shares of Common Stock subject to such Option which were purchasable by him at the date of termination of his employment, at any time up to and including three (3) months after the date of such termination of employment.

In no event, however, shall any person be entitled to exercise any option after the expiration of the period of exercisability of such Option as specified therein.

If an employee voluntarily terminates his employment, or is discharged for cause, any Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

If an Option granted hereunder shall be exercised by the legal representative of a deceased employee or former employee, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

For the purpose of the Plan, “for cause” shall mean, as determined by the Committee or the Board of Directors;

(a) the employee’s conviction of, or a plea of nolo contendere or its equivalent with respect to, a felony involving fraud or dishonesty or any other crime for which a term of imprisonment in excess of one (1) year could be imposed; or

(b) the employee’s material breach of any of the terms or conditions of an Employment Agreement in effect between the employee and the Company or a subsidiary corporation or parent corporation of the Company which material breach is not cured within ninety (90) days after receipt of written notice from such employer corporation to the employee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on a leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an “employee” for purposes of the exercise of an Option, such individual shall not be entitled to exercise such Option during such period and while the employment relationship is treated as continuing intact unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the Chairman of the Board, the President, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment shall not be deemed to occur by reason of (i) the transfer of an employee from employment by the Company to employment by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee from employment by a subsidiary corporation or a parent corporation of the Company to employment by the Company or by another subsidiary corporation or parent corporation of the Company.

XII.    ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

Notwithstanding any other provision contained herein, in the, event of any change in the Common Stock subject to the Plan or to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure) appropriate adjustments shall be made by the Committee as to the maximum number of shares of Common Stock subject to the Plan, the maximum number of shares of Common Stock for which Options may be granted to any one employee, and the number of shares of Common Stock and price per share of Common Stock subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under Options, and the determination of the Committee as to these matters shall be conclusive; provided, however, that (i) any such adjustment with respect to an Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Option granted hereunder an Option other than an incentive stock option for purposes of Section 422 of the Code.

XIII.    RIGHT TO TERMINATE EMPLOYMENT

The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the employment of any holder of an Option; nor shall it impose any obligation on the part of any holder of an Option to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

XIV. PURCHASE FOR INVESTMENT

Except as hereafter provided, the holder of an Option granted hereunder shall, upon any exercise hereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the shares of Common Stock acquired thereunder for such holder’s own account, for investment only and not with a view to the resale or distribution of any of such shares of Common Stock, and any such resale or distribution, shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the shares of Common Stock being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any offer of sale or sale of such shares of Common Stock, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the shares of Common Stock being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares of Common Stock by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares of Common Stock being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

XV.    ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

Upon any exercise of an Option which may be granted hereunder and upon payment of the purchase price therefor, a certificate or certificates for the shares of Common Stock as to which the Option has been exercised shall be issued by the Company in the name of the person exercising the Option and shall be delivered to or upon the order of such person or persons.

The Company may endorse such legend or legends upon the certificates of shares of Common Stock issued upon exercise of an Option granted hereunder, and the Committee may issue such “stop transfer” instructions to its transfer agent in respect of such shares of Common Stock, as the Committee, in its discretion, determines to be necessary or appropriate (i) to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) to implement the provisions of any agreement between the Company and the optionee or grantee with respect to such shares of Common Stock, or (iii) to permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of shares of Common Stock transferred upon exercise of an option granted under the Plan.

The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of the shares of Common Stock, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the shares of Common Stock unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the shares of Common Stock shall bear only such fees and expenses as are attributable solely to the inclusion of such shares of Common Stock in the Registration Statement.

All shares of Common Stock issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.

XVI.    LISTING OF SHARES AND RELATED MATTERS

If at, anytime the Board of Directors shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Common Stock under the Plan, no shares of Common Stock shall be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

XVII.    AMENDMENT OF THE PLAN

The Board of Directors may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of shares of Common Stock reserved for Options under the Plan (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split as provided in Article XII), (ii) reduce the exercise price of any Option granted hereunder below the price required by Article VI, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of the Option.

XVIII.    TERMINATION OR SUSPENSION OF THE PLAN

The Board of Directors may at any time suspend or terminate the Plan. The Plan, unless sooner terminated under Article XX or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option, granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee to construe and administer any options granted prior to the termination or suspension of the Plan under Article III shall nevertheless continue after such termination or during such suspension.

XIX.    GOVERNING LAW

The Plan and such Options as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

XX.    EFFECTIVE DATE

The Plan shall become effective at 5:00 P.M., New York time, on the Effective Date, the date as of which the Plan was adopted by the Board of Directors; provided, however, that if the Plan is not approved by holders of shares representing a majority of the votes entitled to be cast thereon, voting in person or by proxy, at an annual meeting or any special meeting or by unanimous written consent within twelve (12) months before or after the Effective Date, the Plan shall terminate.